Exhibit 99.2

Beyond Li-ion™

SES AI Reports Fourth Quarter and Full Year 2024 Results

Reaches Commercialization and Revenue Generation in Fourth Quarter

New Revenue Sources Develop from EV, Drones/Robotics and BESS

New AI-Enhanced 2170 Cylindrical Cell Opens Humanoid and Li-ion EV Markets

Issues 2025 Revenue Guidance

Strong Balance Sheet Provides Liquidity into 2028

Highlights

●	Reported $2.0 million in fourth quarter revenue; an accelerated revenue ramp is expected in 2025
●	Deepened partnerships with existing automotive OEMs with commercialization of AI for Science to develop new electrolyte materials for both Li-Metal and Li-ion batteries
●	All in on AI strategy powered battery material discovery to an entirely new AI-enhanced 2170 cylindrical cell for emerging humanoid robotics applications and entry into Li-ion battery applications in EV
●	Commercialization of AI for Safety led to the signing of an MOU to provide up to 100 MWh advanced Battery Energy Storage System (“BESS”) solution
●	FY 2024 cash usage in operations and Capex was $78.3M, below previous guidance of $80M to $95M
●	FY 2025 revenue projected to be in a range of $15M to $25M

Woburn, MA (February 25, 2025) - SES AI Corporation (“SES AI”) (NYSE: SES), a global leader in the development and manufacturing of AI-enhanced high-performance Li-Metal and Li-ion batteries, today announced its fourth quarter and full year 2024 business results for the quarter ended December 31, 2024 and introduced its financial guidance for the year ending December 31, 2025.

The Company posted a Letter to Our Shareholders on its Investor Relations website from Founder and CEO Dr. Qichao Hu and Chief Financial Officer Jing Nealis, which provides a business update, details on its fourth quarter 2024 results, and its guidance for 2025.

“2024 was a transformational year for SES AI as we evolved from our legacy as an EV-only Li-Metal battery player to an emerging leader in multiple battery chemistries powered by commercialized AI for Science, Safety, and Manufacturing,” stated Dr. Qichao Hu, Founder and CEO. “For the first time in our history, we generated revenue and proved out the potential of our commercialization strategies.”

“We started 2025 with a number of milestones reached that accelerate our commercialization plans. Our discovery of an AI-enhanced molecule enabled us to unveil a new 2170 cylindrical cell that opened the emerging humanoid robotics applications market along with new and existing Li-Metal and Li-ion applications in EV and drones. Commercialization of AI for Safety has also opened a market for Battery Energy Storage Systems that we believe is 10 times larger than automotive. The contracts and MOU we signed in all of these markets provide the basis for our 2025 projection of revenue in the range of $15 million to $25 million,” Hu added.

The Company will hold a conference call later today at 5:00 p.m. Eastern Time.

A webcast of the live conference call will be available through SES’s Investor Relations website, https://investors.ses.ai. The following link can be used to register in advance for the call: https://events.q4inc.com/attendee/260841479.

The conference call can also be accessed live over the phone by dialing the following numbers:

United States (Toll Free): +1 833-470-1428
International: +1 404-975-4839
https://events.q4inc.com/attendee/260841479

Access Code: 465136

A webcast replay will be available shortly after the call at:
https://investors.ses.ai/events-and-presentations/events/default.aspx

About SES AI:

SES AI Corp. (NYSE: SES) is powering the future of global electric transportation on land and in the air with the world’s most advanced Li-Metal batteries. SES AI is the first battery company in the world to accelerate its pace of innovation by utilizing superintelligent AI across the spectrum of its business, from research and development; materials sourcing; cell design; engineering and manufacturing; to battery health and safety monitoring. Founded in 2012, SES AI is an Li-Metal battery developer and manufacturer headquartered in Boston and with operations in Singapore, Shanghai, and Seoul. Learn more at SES.AI.

SES AI may use its website as a distribution channel of material company information. Financial and other important information regarding SES AI is routinely posted on and accessible through the Company’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following SES AI’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Forward-Looking Statements

This press release contains statements that SES AI believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES AI. Although SES AI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of SES AI’s assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: risks related to the development and commercialization of SES AI’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) and Urban Air Mobility (“UAM"), drones, robotics, battery energy storage systems and other applications; the risk that delays in the pre-manufacturing development of SES AI’s battery cells could adversely affect SES AI’s business and prospects; the market for air mobility, and for use of Li-Metal technology in air mobility applications, is still emerging and may not achieve the growth potential we expect; the risk that the market for SES AI’s AI-based services is still emerging, and its AI programs may not achieve the growth potential SES AI expects; risks relating to the development of the UAM market and demand for batteries from the UAM industry; potential supply chain difficulties; the ability of SES AI to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES AI’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; our use of artificial intelligence and machine learning may result in legal and regulatory risk; risks resulting from SES AI’s joint development agreements and other strategic alliances and investments; product liability and other potential litigation, regulation and legal compliance; SES AI’s ability to attract, train and retain highly skilled employees and key personnel; developments in alternative technology or other fossil fuel alternatives; risks related to SES AI’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES AI’s business operations outside the United States; the volatility of SES AI’s common stock and value of SES AI’s public warrants; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2024 and other documents filed from time to time with the SEC. There may be additional risks that SES AI presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES AI’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES AI anticipates that subsequent events and developments will cause its assessments to change. However, while SES AI may elect to update these forward-looking statements at some point in the future, SES AI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES AI’s assessments as of any date subsequent to the date of this press release.

Contacts:

For the media:

pr@ses.ai

For investors:

ir@ses.ai